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                                 THE ZWEIG FUND






                                  ANNUAL REPORT
                                -----------------
                                December 31, 1997

                                                                February 2, 1998



Dear Shareholder:

     The Zweig Fund's net asset value increased 22.0% during the year ended December 31, 1997, including $1.20 in reinvested distributions. For the same period, the Standard & Poor's 500 Index gained 33.4%, the Dow Jones Industrial Average rose 24.9%, and the NASDAQ Composite was up 21.6%, all with dividends reinvested.

     In the fourth quarter of 1997, the net asset value of the Fund, including a $0.33 distribution, declined 0.8%. For the same period, the average U.S. stock fund was down 1.5% and the Standard & Poor's 500 Index gained 2.9%.

     Maintaining our portfolio's risk-averse style, the Fund's average exposure for 1997 was approximately 71%.

     Given the level of risk we took, I feel pretty good about our results. Most stock mutual funds were fully invested last year and approximately 90% of them did not beat the market.

     For the eleven full years of operations ended December 31, 1997, the Fund showed a total return on net asset value of 301.3% (13.5% on a compounded annualized basis) including distributions. Our average equity exposure for the eleven years was 58%.

================================================================================
                              DISTRIBUTION DECLARED
================================================================================

     On January 2, 1998, the Fund announced a distribution of $0.31 per share, payable on January 9, 1998, to shareholders of record on December 31, 1997. Including this distribution, our total distribution to shareholders for tax purposes in 1997 was $1.23. This brings our total payout since the Fund's inception to $12.56.

     Of the $1.23 taxable in 1997, $0.77 is ordinary income and $0.46 represents long-term capital gains. Of the capital gains, 80.5% are taxable at the 28% rate and 19.5% are taxable at the 20% rate.

================================================================================
                                 MARKET OUTLOOK
================================================================================

     The financial crisis in Southeast Asia has been a major factor in the stock market in recent weeks. Everyone is nervous but nobody knows what the final outcome will be. My reading is that the International Monetary Fund and various governments will prescribe all sorts of medicines. From time to time, some prescriptions will appear to be working and these periods should be good for the market.

     There is a chance that the Asian crisis will not be all that negative for the U.S. For one thing, it is slowing the growth of our gross Domestic Product and the rate of inflation. As long as earnings do not collapse, that will be a positive. Clearly, if earnings tumble, that could cause a lot of problems.

     I believe that the market has already discounted much of the potential damage from Asia and that many people are overly pessimistic about the near term at least. For the moment, I would rather be bullish but I am very flexible. If the evidence worsens, I will deal with whatever develops.

     Because of the Asian troubles, there is some concern about possible deflation. To be sure, steep deflation on the order of 10% a year or so that occurred in the early thirties would be bearish. But mild deflation has often been a harbinger of bullish action for stocks. For example, during a six-month stretch of mild deflation in 1924, the S&P gained 25%. During a 27-month span from 1926-28, stocks rose 57%. During 1949-50, the market was up 33%. In another one-year period in 1954-55, the S&P jumped 39%. During all these intervals, the Consumer Price Index ranged from zero to -3% on a year-to-year basis. For comparison purposes, the CPI is up 1.7% from a year ago and the more sensitive Producer Price Index is actually down 1.4%.

     The Asian uncertainties do not seem to have affected the public's love affair with mutual funds, whose assets now top $4 trillion. Baby boomers are now moving into middle age and saving more, a bullish factor for the funds. People like mutual funds because the stock market has been up for the last 15 or 16 years. However, investors can be fickle and can change their minds. If we run into negative situations because of a worsening Asian picture or other unforeseen conditions, the money flow into mutual funds can be sharply cut back. Meanwhile, the demographics are positive. I would expect the flow to hold up to a fair degree.

     Consumer confidence hit a record high in 1997. Normally, when it gets that high, it is a negative for the stock market. Historically, consumer confidence gets highest near the top of the business cycle. At such a point, the economy usually gets overheated, inflation picks up steam, and the Fed tightens--but that's not the case now. While there are good reasons for the high consumer confidence, I would be more comfortable if it were a bit lower.

     I would also be more comfortable if corporate profits stay positive. Wall Street strategists have toned down their earnings estimates for the year to something like plus 5% growth, down from the double-digit figures that we have been enjoying. Of course there are skeptics who think the growth will be negative this year. As I see it, the market will do reasonably well even if we have low single-digit growth--say 2% or 3%--provided that inflation and interest rates stay low.

     For many years, people, myself included, have said that the markets are not cheap. Measured in terms of a multiple of earnings per share, stock market returns are close to a record high of 21.6 times estimated S&P earnings. In evaluating this figure, it is important that lower inflation and lower interest rates usually go hand in hand with higher price/earnings ratios. A dollar's worth of earnings or a dollar's worth of growth are worth more when rates are low. Am I nervous about P/E's being so high? Yes. I don't know whether the rubber band is stretched too far. However, I believe that if we don't have rampant deflation or negative earnings, the market is probably priced about right. The market is not cheap but that doesn't mean that it can't go higher.

     One thing I am not concerned about is market volatility. I do not think the market was particularly volatile in 1997. It just seemed that way relative to what we had been used to in the last few years. We have had years in the early and mid-1990's when volatility was unusually low. Last year's volatility was nothing like the period around 1974 and was significantly below that of the wild 1930's.

     At this writing, my stock and bond models are bullish. Counting stocks and bonds, we are about 92% invested. My monetary indicators are bullish because interest rates have come down and bond yields are close to multi-year lows. The economic yardsticks are positive because prices of many commodities have come down, pointing to low inflation and low interest rates. With pessimism picking up after the October break, my sentiment indicators are moderately positive. We don't have extreme pessimism right now but, with enough nervousness out there, I don't see the type of optimism generally associated with a market top.

     Overall, the indicators are bullish but, like everything else, they can change. If conditions deteriorate, I will always be ready to reduce our exposure to the market in line with my risk-averse strategy.

================================================================================
                              PORTFOLIO COMPOSITION
================================================================================

     Implementing my basic allocation strategy, the majority of our stocks continue to be bought and sold on the basis of a proprietary computer-driven model that is weighted toward a value approach with secondary emphasis on growth. Various criteria are used to evaluate and rank the most liquid stocks with the highest dividend yields.

     There was little change in the composition of our leading industry groups during the fourth quarter. This listing still includes utilities and financial services (both of which increased because of additional acquisitions and price appreciation), oil and oil services, manufacturing, investment companies, and automotive. The only new categories among our top holdings are telecommunications (which replaced metals where we have trimmed our stakes) and transportation.

     Our largest individual positions include Ford, Travelers, Bear Stearns, Sun, Telefonos de Mexico, General Public Utilities, RJR/Nabisco, Ahmanson, USX-Marathon and General Motors.

     New to the above listing are Travelers, General Public Utilities, Ahmanson and General Motors. All were previously held but we have added to their holdings.

     During the quarter, we reduced our positions somewhat for USX-U.S. Steel, Ashland, ARCO (Atlantic Richfield), and YPF but they remain in our portfolio.

     One  of  the  most  frequently   asked  questions  is  the  calculation  of
performance on our Fund. An illustration appears on the next page.


                                                          Sincerely,

                                                          /s/ Martin E. Zweig
                                                          Martin E. Zweig, Ph.D.
                                                          Chairman

================================================================================
I bought The Zweig Fund (ZF) when it first came out in 1986 for $10.00 per share. Over 11 years later, at the end of December, 1997, the Fund was only trading for $13.25. The increase of $3.25 is equal to a return of just 32 1/2%. Am I missing something?
================================================================================


-----------------              -------------------------------------------           ----------------------
      1986                                   1986-1997                                       1997
-----------------              -------------------------------------------           ----------------------
 $10.00=value of       plus    $12.25 paid                $12.25 bought              1 share purchased at
   1 share at                  on one share      then     an additional              inception plus 1.958
    inception                  from 1986-                 1.958 shares of            shares received as a
                               1997 as a re-              ZF through                 result of reinvesting
                               sult of the                the distribution           $12.25 in more shares
                               10% payout                 reinvestment               of ZF =  2.958 shares
                               policy                     plan                       held at the end of
                                                                                     1997.
-----------------              -------------------------------------------           ----------------------



--------------------------------------------------------------------------------
                             Performance Calculation

      Based on the closing price of The Zweig Fund on the New York Stock
                         Exchange on December 31, 1997:

Shareholder owns 2.958 shares
Closing Price on NYSE is $13.25
Shareholder's account value is $39.19 (2.958 x $13.25)
Shareholder's account value at inception was $10.00 (1 x $10.00)

                     $39.19 Ending value
                     -10.00 Beginning value
                     -----------------------
                     $29.19 Increase in Value

Total Return = 292% ($29.19/$10.00 x 100)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shareholders receiving distributions in cash would have a return of 155%. $12.25(distributions) + $13.25 (NYSE price 12/31/97) = $25.50 - $10.00 =
$15.50/10x100.
This return does not include any return you may have earned from investing the cash elsewhere.
--------------------------------------------------------------------------------


Conclusion: Performance cannot be measured by looking only at the beginning and ending stock price.

                              THE ZWEIG FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

                                                                                    Number of         Value
                                                                                     Shares         (Note 1)
                                                                                  ------------     ------------
COMMON STOCKS                                                        87.30%
AEROSPACE & DEFENSE                                                   0.35%
     Raytheon Co., Class A ................................................           47,430       $  2,338,892
                                                                                                   ------------
AUTOMOTIVE                                                            4.54%
     Chrysler Corp. .......................................................          134,400          4,729,200
     Ford Motor Co. .......................................................          243,100         11,835,931
     General Motors Corp. .................................................          147,600          8,948,250
     Volvo AB, ADR ........................................................          175,100          4,727,700
                                                                                                   ------------
                                                                                                     30,241,081
                                                                                                   ------------
CHEMICALS                                                             2.92%
     Albemarle Corp. ......................................................           79,800          1,905,225
     B.F. Goodrich Co. ....................................................           73,300          3,037,369
     Dow Chemical Co. .....................................................           68,100          6,912,150
     Millennium Chemicals, Inc. ...........................................           87,700          2,066,431
     Rohm and Haas Co. ....................................................           46,000          4,404,500
     Wellman, Inc. ........................................................           58,600          1,142,700
                                                                                                   ------------
                                                                                                     19,468,375
                                                                                                   ------------
CONSUMER DURABLES                                                     1.94%
     Cooper Tire & Rubber Co. .............................................          193,500          4,716,563
     Goodyear Tire & Rubber Co. ...........................................           56,700(b)       3,607,537
     Huffy Corp. ..........................................................           28,500            384,750
     Whirlpool Corp. ......................................................           77,000          4,235,000
                                                                                                   ------------
                                                                                                     12,943,850
                                                                                                   ------------
CONTAINERS & PACKAGING                                                0.12%
     Sea Containers Ltd., Class A .........................................           25,200            806,400
                                                                                                   ------------
ELECTRONICS                                                           0.88%
     General Motors Corp., Class H ........................................           67,600          2,496,975
     Hitachi Ltd., ADR ....................................................           12,200            844,088
     Philips Electronics N.V., ADR ........................................           41,400          2,504,700
                                                                                                   ------------
                                                                                                      5,845,763
                                                                                                   ------------
FINANCIAL SERVICES                                                   11.29%
     A.G. Edwards & Sons, Inc. ............................................          184,650          7,339,837
     Bear, Stearns & Co., Inc. ............................................          231,736         11,007,460
     Charter One Financial, Inc. ..........................................           41,185          2,599,803
     Fremont General Corp. ................................................           67,050          3,670,988
     H. F. Ahmanson & Co. .................................................          146,600          9,813,037
     Lincoln National Corp. ...............................................           43,300          3,382,813
     Old Republic International Corp. .....................................           99,500          3,700,156
     Orion Capital Corp. ..................................................           58,000          2,693,375

                              THE ZWEIG FUND, INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                December 31, 1997

                                                                                    Number of         Value
                                                                                     Shares         (Note 1)
                                                                                  ------------     ------------
FINANCIAL SERVICES--(Continued)
     PaineWebber Group Inc. ...............................................          235,000       $  8,122,188
     PIMCO Advisors L.P., Class A .........................................           47,600          1,436,925
     Providian Corp. ......................................................          176,200          7,962,038
     Selective Insurance Group, Inc. ......................................           48,000          1,296,000
     St. Paul Bancorp Inc. ................................................           26,700            700,875
     Travelers Group Inc. .................................................          213,229         11,487,712
                                                                                                   ------------
                                                                                                     75,213,207
                                                                                                   ------------
FOOD & BEVERAGE                                                       0.48%
     Adolph Coors Co., Class B ............................................           95,400          3,172,050
                                                                                                   ------------
HOME BUILDERS & MATERIALS                                             0.56%
     Kaufman & Broad Home Corp. ...........................................           98,600          2,212,338
     Lafarge Corp. ........................................................           50,400          1,489,950
                                                                                                   ------------
                                                                                                      3,702,288
                                                                                                   ------------
INDUSTRIAL SERVICES                                                   1.26%
     Browning-Ferris Industries Inc. ......................................          175,000          6,475,000
     Ogden Corp. ..........................................................           67,600          1,905,475
                                                                                                   ------------
                                                                                                      8,380,475
                                                                                                   ------------
INVESTMENT COMPANIES                                                  4.66%
     Argentina Fund, Inc. .................................................           49,100            641,369
     Blackrock 2001 Term Trust, Inc. ......................................           52,600            453,675
     Blackrock Strategic Term Trust, Inc. .................................           52,600            447,100
     Brazil Fund, Inc. ....................................................           59,500          1,249,500
     Central European Equity Fund, Inc. ...................................           46,400            849,700
     Chile Fund, Inc. .....................................................           61,400          1,093,687
     Clemente Global Growth Fund, Inc. ....................................           23,400            220,838
     Emerging Markets Infrastructure Fund, Inc. ...........................          158,200          1,858,850
     Emerging Markets Telecommunications Fund, Inc. .......................           61,500            822,562
     Emerging Mexico Fund, Inc. ...........................................           36,200            384,625
     G.T. Global Eastern Europe Fund ......................................           43,100            544,138
     Gabelli Equity Trust, Inc. ...........................................           89,800          1,049,538
     Gabelli Global Multimedia Trust Fund, Inc. ...........................           99,700            872,375
     India Fund, Inc. .....................................................           48,100            354,737
     Italy Fund, Inc. .....................................................           29,700            319,275
     Latin American Discovery Fund, Inc. ..................................           56,200          1,008,088
     Mexico Equity & Income Fund, Inc. ....................................           21,500            229,781
     Mexico Fund, Inc. ....................................................          173,900          3,575,818
     Morgan Stanley Asia-Pacific Fund, Inc. ...............................          121,900            906,631
     Morgan Stanley Emerging Markets Fund, Inc. ...........................          152,300          1,989,419
     Morgan Stanley India Investment Fund, Inc. ...........................           40,000            335,000

                                                                                    Number of         Value
                                                                                     Shares         (Note 1)
                                                                                  ------------     ------------
INVESTMENT COMPANIES--(Continued)
     New Germany Fund, Inc. ...............................................          125,400       $  1,692,900
     Portugal Fund, Inc. ..................................................           38,200            604,038
     Royce Value Trust, Inc. ..............................................          144,155          2,171,334
     Southern Africa Fund, Inc. ...........................................           34,400            434,300
     Spain Fund, Inc. .....................................................           23,900            346,550
     Swiss Helvetia Fund, Inc. ............................................           77,000          2,112,688
     Taiwan Fund, Inc. ....................................................           94,800          1,564,200
     Templeton China World Fund, Inc. .....................................           47,000            393,625
     Templeton Dragon Fund, Inc. ..........................................          157,500          1,693,125
     Tri-Continental Corp. ................................................           30,700            819,306
                                                                                                   ------------
                                                                                                     31,038,772
                                                                                                   ------------
LEISURE                                                               0.79%
     Brunswick Corp. ......................................................           95,800          2,903,937
     Royal Caribbean Cruises Ltd. .........................................           44,300          2,361,744
                                                                                                   ------------
                                                                                                      5,265,681
                                                                                                   ------------
LODGING                                                               0.11%
     Marcus Corp. .........................................................           41,550            766,078
                                                                                                   ------------
MANUFACTURING                                                         5.89%
     Aeroquip-Vickers, Inc. ...............................................           57,300          2,811,281
     Borg-Warner Automotive, Inc. .........................................           52,700          2,740,400
     Brown Group, Inc. ....................................................           59,000            785,437
     Cummins Engine Company, Inc. .........................................          110,400          6,520,500
     Dexter Corp. .........................................................           36,700          1,584,981
     Excel Industries, Inc. ...............................................           38,500            695,406
     Herman Miller, Inc. ..................................................           92,600          5,052,488
     Johnson Controls, Inc. ...............................................           55,800          2,664,450
     PACCAR, Inc. .........................................................           77,800          4,084,500
     Simpson Industries, Inc. .............................................           43,000            505,250
     Standard Products Co. ................................................           46,300          1,186,438
     Timken Co. ...........................................................          166,000          5,706,250
     Trinity Industries, Inc. .............................................          110,400          4,926,600
                                                                                                   ------------
                                                                                                     39,263,981
                                                                                                   ------------
METALS & MINING                                                       3.58%
     AK Steel Holdings Corp. ..............................................          137,000          2,423,188
     Alcan Aluminium Ltd. .................................................          135,300          3,737,662
     ASARCO, Inc. .........................................................          105,100          2,358,181
     Birmingham Steel Corp. ...............................................           59,100            930,825
     British Steel Plc, ADR ...............................................          128,700          2,759,006
     Cleveland-Cliffs, Inc. ...............................................           14,700            673,444
     Cyprus Amax Minerals Co. .............................................           87,000          1,337,625
     Oregon Steel Mills, Inc. .............................................          110,800          2,361,425
     Quanex Corp. .........................................................           17,700            497,813
     USX-U.S. Steel Group .................................................          216,700          6,771,875
                                                                                                   ------------
                                                                                                     23,851,044
                                                                                                   ------------

                              THE ZWEIG FUND, INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                December 31, 1997

                                                                                    Number of         Value
                                                                                     Shares         (Note 1)
                                                                                  ------------     ------------
OIL & OIL SERVICES                                                   13.08%
     Ashland Inc. .........................................................          141,500        $ 7,596,781
     Atlantic Richfield Co. ...............................................           96,600          7,740,075
     Elf Aquitaine S.A., ADR ..............................................           97,700          5,727,663
     Equitable Resources, Inc. ............................................           44,300          1,567,112
     Helmerich & Payne, Inc. ..............................................           49,400          3,353,025
     Mobil Corp. ..........................................................           53,700          3,876,469
     Murphy Oil Corp. .....................................................           64,700          3,505,931
     Occidental Petroleum Corp. ...........................................          205,400          6,020,787
     Pennzoil Co. .........................................................          124,600(b)       8,324,838
     Phillips Petroleum Co. ...............................................           61,400          2,985,575
     Royal Dutch Petroleum Co., ADR .......................................          135,200          7,326,150
     Sun Company, Inc. ....................................................          260,300         10,948,869
     USX-Marathon Group ...................................................          279,800          9,443,250
     YPF Sociedad Anonima, ADR ............................................          255,900          8,748,581
                                                                                                   ------------
                                                                                                     87,165,106
                                                                                                   ------------
PAPER & FOREST PRODUCTS                                               2.31%
     Bowater Inc. .........................................................          126,300          5,612,456
     Fort James Corp. .....................................................          179,400          6,862,050
     International Paper Co. ..............................................           54,700(b)       2,358,938
     Pope & Talbot, Inc. ..................................................           35,200            530,200
                                                                                                   ------------
                                                                                                     15,363,644
                                                                                                   ------------
RETAIL TRADE & SERVICES                                               2.35%
     Dayton Hudson Corp. ..................................................          104,100          7,026,750
     Ross Stores, Inc. ....................................................           74,600          2,713,575
     Shopko Stores Inc. ...................................................           68,400          1,487,700
     Supervalu Inc. .......................................................          106,500          4,459,687
                                                                                                   ------------
                                                                                                     15,687,712
                                                                                                   ------------
TECHNOLOGY                                                            3.21%
     Applied Materials Inc. ...............................................           41,600(a)       1,253,200
     Dell Computer Corp. ..................................................           72,000(a)(b)    6,048,000
     Digital Equipment Corp. ..............................................           57,600(a)       2,131,200
     Harris Corp. .........................................................           81,600          3,743,400
     Intel Corp. ..........................................................           45,600          3,203,400
     Microsoft Corp. ......................................................           38,700(a)       5,001,975
                                                                                                   ------------
                                                                                                     21,381,175
                                                                                                   ------------
TELECOMMUNICATIONS                                                    4.65%
     BCE Inc. .............................................................           79,000          2,631,688
     Comsat Corp. .........................................................          174,400          4,229,200
     Telecomunicacoes Brasileiras, S.A., ADR ..............................           47,900          5,577,356

                                                                                    Number of         Value
                                                                                     Shares         (Note 1)
                                                                                  ------------     ------------
TELECOMMUNICATIONS--(Continued)
     Telefonica de Espana, S.A., ADR ......................................           90,500       $  8,241,156
     Telefonos de Mexico, S.A., ADR .......................................          184,400(b)      10,337,925
                                                                                                   ------------
                                                                                                     31,017,325
                                                                                                   ------------
TOBACCO                                                               1.69%
     RJR Nabisco Holdings Corp. ...........................................          264,600          9,922,500
     Universal Corp. ......................................................           32,300          1,328,338
                                                                                                   ------------
                                                                                                     11,250,838
                                                                                                   ------------
TRANSPORTATION                                                        5.04%
     British Airways Plc, ADR .............................................           18,600          1,742,588
     Caliber Systems, Inc. ................................................          168,300          8,194,106
     Canadian Pacific Ltd. ................................................          232,500          6,335,625
     CNF Transportation, Inc. .............................................          143,300          5,499,137
     GATX Corp. ...........................................................           41,300          2,996,831
     KLM Royal Dutch Airlines N.V., ADR ...................................           61,933          2,337,971
     Rollins Truck Leasing Corp. ..........................................           52,300            934,863
     Ryder System, Inc. ...................................................          168,500          5,518,375
                                                                                                   ------------
                                                                                                     33,559,496
                                                                                                   ------------
UTILITIES-ELECTRIC & NATURAL GAS                                     15.60%
     Allegheny Energy, Inc. ...............................................           64,700          2,102,750
     American Electric Power Co., Inc. ....................................           59,800          3,087,175
     Columbia Gas System, Inc. ............................................           92,200          7,243,463
     CMS Energy Corp. .....................................................          167,200          7,367,250
     DQE Inc. .............................................................           85,950          3,018,993
     DTE Energy Co. .......................................................           99,100          3,437,531
     Edison International .................................................          294,500          8,006,719
     FPL Group, Inc. ......................................................          129,600          7,670,700
     FirstEnergy Co. ......................................................           99,700          2,891,300
     GPU, Inc. ............................................................          240,700         10,139,487
     IPALCO Enterprises, Inc. .............................................           16,200            679,388
     New York State Electric & Gas Corp. ..................................          228,000          8,094,000
     Pacific Enterprises ..................................................           61,300          2,306,412
     PacifiCorp. ..........................................................           92,500          2,526,406
     PECO Energy Co. ......................................................          134,500          3,261,625
     PG&E Corp. ...........................................................          199,100          6,060,106
     Pinnacle West Capital Corp. ..........................................          166,900          7,072,388
     PP&L Resources, Inc. .................................................          143,400          3,432,637
     Public Service Co. of New Mexico .....................................          101,600          2,406,650
     Sierra Pacific Resources .............................................           59,800          2,242,500
     Transcanada Pipelines Ltd. ...........................................          101,500          2,271,063
     United Illuminating Co. ..............................................           29,300          1,345,969
     UtiliCorp United Inc. ................................................           88,100          3,419,381
     Valero Energy Corp. ..................................................          124,500          3,913,969
                                                                                                   ------------
                                                                                                    103,997,862
                                                                                                   ------------
            Total Common Stocks (Cost $465,868,041) ........................................        581,721,095
                                                                                                   ------------

                              THE ZWEIG FUND, INC.
                      SCHEDULE OF INVESTMENTS--(Concluded)
                                December 31, 1997

                                                                                   Principal          Value
                                                                                    Amount          (Note 1)
                                                                                 ------------     ------------
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS                         7.58%
     Federal National Mortgage Association, 6.85%, 4/5/2004 ...............      $ 2,765,000       $  2,888,565
     United States Treasury Bonds, 10.75%, 5/15/2003 ......................        4,000,000          4,912,500
     United States Treasury Bonds, 7.25%, 8/15/2022 .......................        4,300,000          4,967,842
     United States Treasury Bonds, 7.50%, 11/15/2024 ......................       17,600,000         21,054,000
     United States Treasury Notes, 6.875%, 5/15/2006 ......................        7,500,000          8,029,687
     United States Treasury Notes, 6.50%, 10/15/2006 ......................        8,300,000          8,694,250
                                                                                                   ------------
            Total United States Government & Agency Obligations
            (Cost $48,135,718) .............................................................         50,546,844
                                                                                                   ------------
SHORT-TERM INVESTMENTS                                                4.05%
     Baker Hughes, Inc., 6.70%, 1/02/98 (cost $26,994,975) ................       27,000,000         26,994,975
                                                                                                   ------------
            Total Investments (Cost $540,998,734) - 98.93% .................................       $659,262,914
            Other Assets less liabilities - 1.07% ..........................................          7,102,877
                                                                                                   ------------
            Net Assets - 100.00% ...........................................................       $666,365,791
                                                                                                   ============

                                                                                   Number of
                                                                                    Shares
                                                                                 ------------
SECURITIES SOLD SHORT (NOTE 1D)
     Goodyear Tire & Rubber Co. ...........................................           56,700(b)     $ 3,607,537
     International Paper Co. ..............................................           54,700(b)       2,358,938
     Pennzoil Co. .........................................................           46,400(b)       3,100,100
     Telefonos de Mexico, S.A., ADR. ......................................           59,800(b)       3,352,537
     W.E.B.S. Index Fund, Inc. - Hong Kong Series .........................          184,900          2,010,788
                                                                                                    -----------
            Total Securities Sold Short (Proceeds $15,767,296)  ............................        $14,429,900
                                                                                                    ===========

------------
(a)  Non-income producing security.
(b)  Short "against the box" or used as collateral on short sales.

     For Federal income tax purposes, the tax basis of investments owned at December 31, 1997 was $541,235,757 and net unrealized appreciation on investments consisted of:

            Gross unrealized appreciation .................     $128,071,973
            Gross unrealized depreciation .................      (10,044,816)
                                                                ------------
            Net unrealized appreciation ...................     $118,027,157
                                                                ============




                       See notes to financial statements.

                              THE ZWEIG FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31,1997

ASSETS:
      Investments, at value (identified cost $540,998,734) ...............   $659,262,914
      Cash ...............................................................      1,159,922
      Dividends and interest receivable ..................................      4,272,330
      Deposits with broker for securities sold short .....................     16,792,950
      Prepaid expenses ...................................................         44,361
                                                                             ------------
           Total Assets ..................................................    681,532,477
                                                                             ------------
LIABILITIES:
      Accrued advisory fees (Note 3) .....................................        471,253
      Accrued administration fees (Note 3) ...............................          2,361
      Other accrued expenses .............................................        263,172
      Securities sold short, at value (proceeds $15,767,296) .............     14,429,900
                                                                             ------------
           Total Liabilities .............................................     15,166,686
                                                                             ------------
NET ASSETS ...............................................................   $666,365,791
                                                                             ============
NET ASSET VALUE, PER SHARE:
($666,365,791/52,765,559 shares outstanding--Note 4) .....................   $      12.63
                                                                             ============
Net Assets consist of:
      Capital paid-in ....................................................   $532,026,118
      Undistributed net investment income ................................      9,497,801
      Undistributed net realized gain on investments .....................      5,240,296
      Net unrealized appreciation on investments and securities sold short    119,601,576
                                                                             ------------
                                                                             $666,365,791
                                                                             ============







                       See notes to financial statements.

                              THE ZWEIG FUND, INC.
                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997

Investment Income:
     Income:
         Dividends ..............................................................   $ 14,155,484
         Interest ...............................................................     11,091,944
                                                                                    ------------
             Total Income .......................................................     25,247,428
                                                                                    ------------
     Expenses:
         Investment advisory fees (Note 3) ......................................      5,312,237
         Administration fees (Note 3) ...........................................        812,460
         Transfer agent fees ....................................................        421,292
         Printing and postage expenses ..........................................        284,097
         Professional fees (Note 3) .............................................         70,030
         Custodian fees .........................................................        108,770
         Directors' fees and expenses (Note 3) ..................................         76,054
         Miscellaneous ..........................................................        139,337
                                                                                    ------------
             Total Expenses .....................................................      7,224,277
                                                                                    ------------
               Net Investment Income ............................................     18,023,151
                                                                                    ------------
Realized and Unrealized Gain on Investments:
     Net realized gain on investments (Note 2):
         Security transactions ..................................................     39,417,996
         Short sales transactions ...............................................        109,606
         Futures transactions ...................................................      4,241,447
                                                                                    ------------
             Net realized gain on investments ...................................     43,769,049
     Increase in unrealized appreciation on investments and securities sold short     61,835,402
                                                                                    ------------
         Net realized and unrealized gain on investments ........................    105,604,451
                                                                                    ------------
         Net increase in net assets resulting from operations ...................   $123,627,602
                                                                                    ============








                       See notes to financial statements.

                              THE ZWEIG FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             For the Years
                                                                           ended December 31,
                                                                    ------------------------------
                                                                        1997             1996
                                                                    -------------    -------------
Increase (Decrease) in Net Assets:
     Operations:
         Net investment income ..................................   $  18,023,151    $  17,352,662
         Net realized gain on investments .......................      43,769,049       39,254,840
         Increase in unrealized appreciation on investments and
              securities sold short .............................      61,835,402       19,492,169
                                                                    -------------    -------------
             Net increase in net assets resulting from operations     123,627,602       76,099,671
                                                                    -------------    -------------
     Dividends and distributions to shareholders from:
         Net investment income ..................................     (16,029,830)     (15,101,212)
         Net realized gains on investments ......................     (46,130,976)     (40,189,126)
                                                                    -------------    -------------
             Total dividends and distributions to shareholders ..     (62,160,806)     (55,290,338)
                                                                    -------------    -------------
     Capital share transactions:
         Net asset value of shares issued to shareholders in
              reinvestment of dividends from net investment
              income and distributions from net realized gains ..      15,818,485       20,385,394
                                                                    -------------    -------------
         Net increase in net assets .............................      77,285,281       41,194,727
     Net Assets:
         Beginning of year ......................................     589,080,510      547,885,783
                                                                    -------------    -------------
         End of year (including undistributed net investment
              income of $9,497,801 and $6,379,341, respectively)    $ 666,365,791    $ 589,080,510
                                                                    =============    =============











                       See notes to financial statements.

                              THE ZWEIG FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997

NOTE 1--Significant Accounting Policies

     The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Portfolio Valuation

     Portfolio securities which are traded only on stock exchanges will be valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities will be valued at the last sale price. Other over-the-counter securities will be valued at the most recently quoted price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Investment Adviser to reflect the fair market value of such securities.
Short-term investments having a remaining maturity of 60 days or less when purchased, are valued at amortized cost (which approximates market value). Futures which are traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available (of which there were none at December31, 1997) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

   B. Securities Transactions and Investment Income

     Security transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

   C. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recorded as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a futures contract is closed, the Fund realizes a gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

   D. Short Sales

     A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest the Fund pays in connection with such short sales are recorded as expenses.


   E. Federal Income Taxes

     The Fund has elected to qualify and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company, as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains. During the year ended December 31, 1997, the Fund reclassified $793,497 from undistributed net realized gains to undistributed net investment income, $331,642 from capital paid-in to undistributed net investment income, and $69,619 from capital paid-in to undistributed net realized gains.

NOTE 2--Portfolio Transactions

   A. Purchases and Sales

     During the year ended December 31, 1997, the Fund entered into purchase and sale transactions, excluding short-term investments and futures transactions, as follows:

                                                                   United States
                                                                    Government
                                                    Common          and Agency
                                                    Stocks          Obligations
                                                 ------------      ------------
         Cost of Purchases ...............       $413,802,818      $108,962,211
                                                 ============      ============
         Proceeds from Sales .............       $331,754,911      $ 87,529,772
                                                 ============      ============

NOTE 3--Investment Advisory Fees and Other Transactions with Affiliates

     a) Investment Advisory Fee: The Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser, Zweig Advisors Inc., and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Investment Adviser under the Advisory Agreement, the Fund pays the Investment Adviser a monthly fee equal, on an annual basis, to 0.85% of the Fund's average daily net assets. During the year ended December 31, 1997, the Fund accrued advisory fees of $5,312,237.

     b) Administrative Fee: Zweig/Glaser Advisers serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the year ended December 31, 1997, the Fund accrued administration fees of $812,460.

     c) Directors' Fees: The Fund pays each Director who is not an interested person of the Fund or the Investment Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with out-of-pocket costs relating to attendance at such meetings. The Directors of the Fund who are interested persons of the Fund or the Investment Adviser receive no remuneration from the Fund.

     d) Legal Fees: The Fund incurred legal fees of $17,885 during the year ended December 31, 1997, for the services of Rosenman & Colin LLP, of which Robert E. Smith, a Director of the Fund, is a partner.

     e) Brokerage Commissions: During the year ended December 31, 1997, the Fund paid Zweig Securities Corp. brokerage commissions of $182,134 in connection with portfolio transactions effected through them. In addition, Zweig Securities Corp. charged $13,532 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

     Certain directors and officers of the Fund are also directors and/or officers of the Investment Adviser and the Administrator.

NOTE 4--Capital Stock and Reinvestment Plan

     At December 31, 1997, the Fund had one class of common stock, par value $0.10 per share, of which 100,000,000 shares are authorized and 52,765,559 shares are outstanding.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by State Street Bank & Trust Co. as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan") shareholders not making such election will have all such amounts automatically reinvested by State Street, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the years ended December 31, 1997 and December 31, 1996, 1,322,870 and 1,892,320 shares, respectively, were issued pursuant to the Plan.

     On January 2, 1998 the Fund declared a distribution of $0.31 per share (representing net realized gains and net investment income) to shareholders of record December 31, 1997. This distribution has an ex-dividend date of January 5, 1998 and is payable January 9, 1998.

NOTE 5--Financial Highlights

     Selected data for a share outstanding throughout each year:

                                                                       Year Ended December 31
                                         ------------------------------------------------------------------------------------
                                              1997              1996              1995              1994             1993
                                         -------------     -------------     -------------     -------------    -------------
Per Share Data:
Net asset value, beginning of year ...   $       11.45     $       11.06     $       10.33     $       11.68    $       11.36
                                         -------------     -------------     -------------     -------------    -------------
Income From Investment Operations:
Net investment income ................            0.35              0.34              0.39              0.24             0.13
Net realized and unrealized
   gains (losses) on investments .....            2.03              1.15              1.41             (0.45)            1.41
                                         -------------     -------------     -------------     -------------    -------------
Total from investment operations .....            2.38              1.49              1.80             (0.21)            1.54
                                         -------------     -------------     -------------     -------------    -------------
Dividends and Distributions:
Dividends from net investment income .           (0.31)            (0.30)            (0.51)            (0.03)           (0.22)
Distributions from net realized gains
   on investments ....................           (0.89)            (0.80)            (0.56)            (1.11)           (1.00)
                                         -------------     -------------     -------------     -------------    -------------
Total Dividends and Distributions ....           (1.20)            (1.10)            (1.07)            (1.14)           (1.22)
                                         -------------     -------------     -------------     -------------    -------------
Net asset value, end of year .........   $       12.63     $       11.45     $       11.06     $       10.33    $       11.68
                                         =============     =============     =============     =============    =============
Market value, end of year* ...........   $       13.25     $      10.875     $       11.25     $      10.375    $       13.75
                                         =============     =============     =============     =============    =============
Total investment return ..............           34.76%             6.92%            19.83%           (16.95)%          16.59%
                                         =============     =============     =============     =============    =============
Ratios/Supplemental Data:
Net assets, end of year (in thousands)   $     666,366     $     589,081     $     547,886     $     492,004    $     534,813
Ratio of expenses to average
   net assets ........................            1.16%             1.18%             1.22%             1.25%            1.23%
Ratio of net investment income to
   average net assets ................            2.88%             3.12%             3.62%             2.24%            1.18%
Portfolio turnover rate ..............            93.0%            137.2%            160.2%            257.0%           235.5%
Average commission rate per share
   on portfolio transactions .........   $      0.0589     $      0.0591     $      0.0606               N/A              N/A

------------
*Closing Price--New York Stock Exchange.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of The Zweig Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of The Zweig Fund, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the management of the Fund. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Zweig Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 4, 1998

                              THE ZWEIG FUND, INC.
                                YEAR END RESULTS
                                   (Unaudited)

                                  Total Return on
                                     Net Asset       Net Asset          NYSE           Premium
                                       Value           Value         Share Price      (Discount)
                                  ---------------    ---------       -----------      ----------
Year Ended 12/31/97                   22.0%           $12.63          $13.2500           4.9%
Year Ended 12/31/96                   14.5%            11.45           10.8750          (5.0%)
Year Ended 12/31/95                   18.3%            11.06           11.2500           1.7%
Year Ended 12/31/94                   (2.7%)           10.33           10.3750           0.4%
Year Ended 12/31/93                   13.3%            11.68           13.7500          17.7%
Year Ended 12/31/92                    0.4%            11.36           13.0000          14.4%
Year Ended 12/31/91                   30.1%            12.40           13.7500          10.9%
Year Ended 12/31/90                    1.9%            10.48           11.0000           5.0%
Year Ended 12/31/89                   22.3%            11.43           12.3750           8.3%
Year Ended 12/31/88                   17.9%            10.35           10.3750           0.2%
Year Ended 12/31/87                   14.7%             9.73            9.0000          (7.5%)
Inception 10/2/86-12/31/86            (0.4%)            9.31            9.1250          (2.0%)



================================================================================

KEY INFORMATION

1-800-272-2700       Zweig Shareholder
                     Relations:
                     For general information
                     and literature
(212) 644-2188       The Zweig Fund Hot Line:
                     For updates on net asset
                     value, share price, major
                     industry groups and other
                     key information

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                                REINVESTMENT PLAN

      Many  of  you  have  questions  about  our  reinvestment   plan.  We  urge
 shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
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     Notice is hereby given in accordance  with Section 23(c) of the  Investment
Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount of 10% or more from their net asset value.

OFFICERS AND DIRECTORS

Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Vice President and Treasurer

Stuart B. Panish
Vice President and Secretary

Christopher M. Capano
Assistant Vice President

Eugene J. Glaser
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Robert E. Smith
Director

Investment Adviser
Zweig Advisors Inc.
900 Third Avenue
New York, New York 10022

Fund Administrator
Zweig/Glaser Advisers
900 Third Avenue
New York, New York 10022

Custodian
The Bank of New York
48 Wall Street
New York, New York 10015

Transfer Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022

Independent Accountants
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019

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     This report is transmitted to the  shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.



ZF974                                                             4902-ANN-12/97